SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

November 24, 2008

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)
0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices)  (zip code)

Registrant's telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 24, 2008, Pacific Continental Corporation, the bank holding company for Pacific Continental Bank, announced the promotion of Rachel L. Ulrich to executive vice president.  Ms Ulrich has been employed with Pacific Continental Bank since April of 2008 and will retain her current title of director of human resources. .  Prior to joining Pacific Continental, Ms. Ulrich served twelve years as the executive vice-president and director of human resources for First Defiance Financial Corporation in Ohio.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)           Not applicable
(b)           Not applicable
(c)           Not Applicable
(d)           Exhibits
99.1	Press Release dated November 24, 2008, announcing executive promotion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                      November 24, 2008
PACIFIC CONTINENTAL CORPORATION By: /s/Michael A. Reynolds Michael A. Reynolds EVP/Chief Financial Officer